UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2013 (March 14, 2013)

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The Hertz Corporation (“Hertz”) is filing as Exhibits 99.1 and 99.2 hereto separate press releases issued on March 14, 2013 by Hertz’s ultimate parent company, Hertz Global Holdings, Inc. (“Hertz Holdings”), announcing, respectively, (1) the proposed private offering by Hertz of $250.0 million aggregate principal amount of senior notes and (2) the pricing of the private offering of $250.0 million aggregate principal amount of 4.250% Senior Notes due 2018. The contents of such press releases are incorporated by reference in this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit 99.1	Press Release of Hertz Holdings announcing proposed private offering by Hertz of senior notes, dated March 14, 2013.

Exhibit 99.2	Press Release of Hertz Holdings announcing pricing of private offering by Hertz of senior notes, dated March 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERTZ CORPORATION
(Registrant)

By:	/s/ Elyse Douglas
Name:	Elyse Douglas
Title:	Executive Vice President and Chief Financial Officer

Date:  March 14, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Hertz Holdings announcing proposed private offering by Hertz of senior notes, dated March 14, 2013.

99.2	Press Release of Hertz Holdings announcing pricing of private offering by Hertz of senior notes, dated March 14, 2013.